Exhibit 10.59

协议一

商标、技术及管理顾问服务协议

Trademarks, Technologies & Management and Consulting Services Agreement

本协议由以下双方于2016年04 月 28 日在中国深圳签署

This Trademarks, Technologies & Management and Consulting Services Agreement (this “Agreement”) is being made and entered into on 28th April, 2016 (the “Effective Date”) in Shenzhen, the People’s Republic of China.

甲方：前海惠众普华（深圳）投资咨询有限公司

PARTY A: Benefactum Alliance （Shenzhen）Investment Consulting company Limited

住所：深圳市前海深港合作区前湾一路1号A栋201室（入住深圳市前海商务秘书有限公司）

Address: Room 201, Block A, No.1, Qianhai Road 1, Qianhai Shenzhen and Hong Kong Cooperative District, Shenzhen City, Guangdong Province, China (enter The Shenzhen Qianhai Commerce Secretariat Co., Ltd. )

统一社会信用代码：91440300MA5DB7EEOP

Unified Social Credit Code: 91440300MA5DB7EEOP

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协议一

类型：有限责任公司（台港澳法人独资）

Type: Limited liability Company (Taiwan, Hong Kong and Macao’s sole proprietorship of legal person)

法定代表人: 刘伯党

Legal Representative: LIU Bodang

乙方：惠众商务顾问（北京）有限公司

PARTY B: Benefactum Alliance Business Consulting（Beijing） Co., Ltd.

类型：有限责任公司（自然人投资或控股）

Type: Limited Liability Company (invested by or controlled by natural person)

住所: 北京市海淀区丹棱街6号1幢10层1105、1106

Address: Units 1105,1106, Floor 10, 6 Danling St., Haidian District, Beijing City, China

统一社会信用代码：91110108078587665C。

Unified Social Credit Code: 91110108078587665C.

法定代表人：刘伯党；

Authorized Representative: LIU Bodang

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协议一

刘伯党,身份证号为411023197810216035，男，1978年10月21日出生，住址：山东省青岛市市南区漳州一路35号2单元1302户，现持有惠众商务顾问（北京）有限公司99.9%的股权；

LIU Bodang, PRCID No.: 411023197810216035,male, born 21st October, 1978, residing at Unit 2-1302,Zhangzhou Yi Road, Shinan District, Qingdao, Shandong Province, China, holds 99.9% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.;

李伟，身份证号为372501198208250312,男，1982年8月25日出生，住址：山东省聊城市东昌府古楼街道办事处白庄村50号，现持有惠众商务顾问（北京）有限公司0.1%的股权；

LI Wei, PRCID No.: 372501198208250312, male, born 25th August, 1982, residing at No. 50, Baizhuang Village, Dongchangfuguliu Street Community Office, Liaocheng City, Shandong Province, China, holds 0.1% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.;

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协议一

鉴于：

WHEREAS,

1.乙方系一家依照中华人民共和国法律注册成立的有限责任公司；

1. Party B is a limited liability company incorporated and validly existing under the laws of the People’s Republic of China.

2.乙方包括惠众商务顾问（北京）有限公司及持有惠众商务顾问（北京）有限公司全部股权的全体股东，在本协议中，惠众商务顾问（北京）有限公司及其股东（包括刘伯党先生、李伟先生）作为协议共同的一方。

2. Party B shall mean Benefactum Alliance Business Consulting（Beijing） Co., Ltd. (the “Company”) together with all the equity interest holders of the Company. In this Agreement, the Company and the equity interest holders (ie LIU Bodang and LI Wei) are collectively referred as the same party of this Agreement.

3.乙方同意将其拥有的惠众商务顾问（北京）有限公司的商标、技术及相关知识产权无偿转让给甲方。同时乙方聘请甲方为其公司独家的管理及顾问服务机构。服务内容包括独家管理及顾问、客户管理及市场推广咨询、企业管理及咨询、财务咨询、员工培训等。

3. Party B agrees to donate all trademarks, technologies and intellectual property rights as gift to Party A. Party B engages Party A as an exclusive management and consulting services agent including client management, marketing counseling, corporate management and counseling, finance consulting and personnel training.

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协议一

4.甲方同意作为独家的管理及顾问服务机构为乙方提供服务，同时将其拥有的惠众商务顾问（北京）有限公司的商标、技术及相关知识产权授权乙方使用。

4.Party A agrees to be appointed as an exclusive management and consultancy services agent to provide such services to Party B, also agrees to authorise Party B to use trademarks, technologies and related intellectual property rights held by Benefactum Alliance Business Consulting（Beijing） Co., Ltd.

依据《中华人民共和国公司法》及有关法律规定，经双方在平等互利、友好协商的前提下，双方就保护达成如下协议：

NOW, THEREFORE, pursuant to the PRC Company Act and relevant laws and regulations, and with mutual respects and friendly negotiations of the Parties, the Parties reached the following terms and conditions:

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协议一

第一条：声明、陈述与保证

ARTICLE I

REPRESENTATIONS AND WARRANTIES

甲乙双方互相向对方声明、陈述和保证如下：

Each Party respectively herein, states, represents and warrants as follows:

1.其有能力从事本协议项下之合作，而该合作符合其经营范围之规定；

1. Each party is qualified to engage in the performances contemplated in this Agreement and the performances hereof are in line with the provisions of their business scope.

2. 其授权代表已获得充分授权可代表其签署本协议；

2. Each of the designated authorized representatives has been fully authorized to sign this Agreement.

3. 其有能力履行其于本协议项下之义务；并且该等履行义务的行为不违反任何 对其有约束力的适用法律的限制，也不会侵犯任何第三方之合法权益。

3. Each Party has the ability to perform the obligations pursuant to this Agreement and the performance of the obligations thereto does not violate any provisions of the laws or infringe any legal rights of a third party.

4.任何一方违反了上述声明、陈述和保证即被视为违反了本协议的约定，应按 本协议的规定承担违约责任。

4. Should a Party fail to perform above representations, warranties and statements, such Party shall bear the liability in accordance with this Agreement.

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第二条：服务周期：

ARTICLE II

TERM AND TERMINATION

本协议服务期限在甲方认为需要终止时或乙方公司不可再续存的情况下，方可终止。（但双方合同附件另有约定的除外。）

This Agreement shall be effective as of the date hereof and shall remain effective until the date when Party A intends and does terminate such Agreement or Party B ceases to exist and subsist. .(Except terminated pursuant to any provisions of any attachment herein).

第三条：服务费用：

ARTICLE III

THE SERVICES FEE

考虑到甲方提供的以上服务，乙方应支付与惠众商务顾问（北京）有限公司的税后所得利润等额的商标、技术及管理顾问服务费予甲方或甲方指定的第三方。

In consideration of the management, consulting and financial services to be rendered, Party B agrees to pay Party A or a designated party of Party A as management and consulting fees equivalent to all its net profits after tax of the Company.

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协议一

管理及顾问服务费如下：

The management and consulting fees are as follows:

1. 本协议期间，商标、技术及管理顾问服务费应等额于惠众商务顾问（北京）有限公司的税后所得，也就是每月收入扣除运营成本、费用和税金的所得。

1.	During the term of this Agreement, the management and consulting fees shall be equivalent to the after-tax income of the Company, meaning all the monthly incomes by deducting operational costs and expenses and taxes.

2 ..如税前所得为零，惠众商务顾问（北京）有限公司无须支付商标、技术及管理顾问服务费。如发生亏损，结转至次月，惠众商务顾问（北京）有限公司应当将上月的连同本月的商标、技术及管理顾问服务费一起支付甲方。

2.	If the pre-tax income is zero, there is no need for the Company to pay the trademarks and technologies & management and consulting fees to Party A. If any loss is recorded, the amount shall be brought forward to the following month and the amount of the trademarks and technologies & management and consulting fees to payable by the Company to Party A for the following month shall be that of the previous month(s) plus that of the following month.

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协议一

3. 乙方应在次月15号前支付本月的管理及顾问服务费。

3.	Party B agrees to pay the management and consulting fees on or before 15th of the following month.

4.上述每月商标、技术及管理顾问服务费应在 季度末之后纳税申报表之前调整一次（季度调整），使惠众商务顾问（北京）有限公司该季度的税后利润为零。

4.	The abovementioned monthly trademarks and technologies & management and consulting fees should be adjusted between each and every quarter end and before tax declaration (quarterly adjustment) to ensure the net profit of the Company to be zero.

5.上述每月商标、技术及管理顾问服务费应在每个会计年度末后、年度纳税申报表之前进行调整（年度调整），使惠众商务顾问（北京）有限公司的年度税后利润为零。

5.	The abovementioned monthly trademarks and technologies & management and consulting fee should be adjusted between each and every accounting year end and before yearly tax declaration (annual adjustment) to ensure the net profit of the Company to be zero.

第四条：效力

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协议一

本协议由双方授权代表签字盖章之日起生效。

ARTICLE IV

VALIDITY

This Agreement shall be effective from the date of signing by the Parties and stamping with the company seals of the Parties.

第五条：违约责任

协议期间，违反本协议的任一条款即视为违约，违约方需承担因违约而造成非违约方的损失。

ARTICLE V

DEFAULT

During the term of this Agreement, if any terms and conditions herein is breached, it amounts a breach of this Agreement and the breaching party shall be responsible for the loss and damage of the non-breaching party.

第六条：不可抗力

任何一方如因不可抗力而未能履行合同或合同的部分条款，不应认定为违约。受影响的一方，需第一时间收集不可抗力的证据，因不可抗力而未能履行合同导致的后果由双方协商解决。

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协议一

ARTICLE VI

FORCE MAJEURE

If a Party fails to perform this Agreement or part of this Agreement due to a force majeure, such party shall not be considered as a breaching party. The affected party shall collect all evidence on such force majeure and all consequences of non performance resulted from force majeure shall be negotiated by the Parties.

第七条：适用法律

本协议的执行、效力、解释、和履行，及由本协议产生的争议的解决，均受中华人民共和国争议发生时现行有效的法律管辖。

ARTICLE VII

GOVERNING LAW

This Agreement is made and shall be governed in all respects, including validity, interpretation and effect and the dispute resolution thereof, by the current laws of People’s Republic of China.

第八条：争议解决

因本协议而产生的任何争端应首先通过友好协商解决。如果通过协商没有解决，任何一方均有权将争议提交中国广东省深圳市福田区人民法院以诉讼方式解决。

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协议一

ARTICLE VIII

DISPUTE RESOLUTION

The Parties may settle any disputes arising out of this Agreement through friendly consultation. If the parties fail to resort the dispute by means of friendly consultation, the Parties may apply to FuTian District People’s Court of Shenzhen Guangdong Province for litigation.

第九条：保密条款

1.无司法当局或政府部门的法律要求或协议另一方同意，协议双方应使有权接 触和了解本协议条款的雇员或代表严格保密，不得向第三方透露任何条款，否则该一方或人员应承担相应的法律责任。

2.第一条保密义务不因本协议终止而终止。

ARTICLE IX

CONFIDENTIALITY

The Parties agree that the terms and conditions of this Agreement shall be kept strictly confidential and unless with the consent of the other party, a Party, including their respective employees and or agents, shall not reveal or divulge to any third party or entities other than pursuant to a court order. Or otherwise the declosing party shall bear the legal responsibilities therefrom.

第十条：可分性条款

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协议一

1.由于法律和条例而导致本协议的任何某一条款无效或无法执行，则本条款无 效，但不影响剩余其他条款的效力。

2.在前一段的情况下，当事人双方应通过友好协商，尽快准备补充协议以取代无效条款。

ARTICLE X

SEVERABILITY

If any term or conditions of this Agreement is determined to be invalid, illegal or incapable of being enforced by any law or regulation of PRC, all other terms and conditions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

Upon such determination that any term or condition is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

第十一条：不可转移条款

除非本协议具体规定，无另一方的事先书面同意，任何一方均不得分派本协议中的任何权利和义务给第三方，也不得为第三方提供担保或类似行为。

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协议一

ARTICLE XI

ASSIGNMENT

Unless as agreed by other provisions provided herein, neither party may assign, transfer or convey all or part of its rights, obligations or interest under this Agreement without the prior written consent of the other party and neither party may provide any form of security or otherwise to any third party.

第十二条：其他事项

ARTICLE XII

MISCELLANEOUS

1.因执行本协议而产生的所有税费，应依照法律法规由缔约双方分别承担。

1. Each Party shall bear all their respective taxes and expenses arising from the execution of this Agreement.

2. 在本协议生效后由双方达成的任何修订应成为本协议的整体组成部分，并具有同等的法律效力。在修订与本协议不一致的情况下，应以修订为准。 如有多次修正的情况下，以最新修订日期为准。

2，Any amendment and/or supplement to this Agreement by the Parties will form integral parts of the Agreement and shall have same legal effect. In the event of inconsistency between the amendment or supplement and this Agreement, such amendment or supplement shall prevail. In the event that there are multiple amendments or supplements, the latest amendment or supplement shall prevail.

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协议一

3. 本协议系中英文一体式版本,一式五份。协议三方各执协议原件一份，其余文件以作完成相关程序之用。每份协议原件均有同等法律效力。当中英文的解释产生冲突时，应以中文为准。

3. The Agreement was made with English and Chinese original versions in five copies. Each party of this Agreement shall hold one of its original versions and the rest of its original versions shall be used for related procedure. Each of them shall have the same legal force. In case of discrepancy between Chinese and English version, original version in Chinese shall prevail.

4.该协议自双方签订之日起执行。

4. This Agreement shall come into force from the date it is signed by the authorized representatives of both parties.

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协议一

甲方：前海惠众普华（深圳）投资咨询有限公司

Party A:ON BEHALF OF **Benefactum Alliance （Shenzhen）Investment Consulting company Limited**

法定代表人：

Legal Representative

乙方：惠众商务顾问（北京）有限公司

Party B: ON BEHALF OF Benefactum Alliance Business Consulting （Beijing） Co., Ltd

法定代表人：Bodang LIU

Legal Representative:

刘伯党 LIU Bodang （签名）：

李伟 LI Wei（签名）：

日期:2016 年 4 月 28 日

Date: April 28, 2016

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